Supplement dated December 19, 2025 to

Prospectus dated April 28, 2025 for

MetFlex Flexible Premium Variable Life Insurance Policies and MetFlex C Flexible

Premium Variable Life Insurance Policies Issued by

Metropolitan Life Insurance Company (“we”, “us”, “our” or the “Company”)

Through its Metropolitan Life Separate Account UL (the “Separate Account)

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can find the current Prospectus and other information about the Policies online at no cost at https://dfinview.com/metlife/tahd/MET000229 or calling (877) 638-3932 or contacting us through our website at https://sbr.metlife.com.

The following replaces the definition located in the Glossary of your Prospectus:

Designated Office – Our designated office varies based on the type of service request or transaction that you are making. The most recent correspondence or annual statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. Your premium payment bill will have the address and telephone number that you can use to pay premiums. We will notify you if there are changes to this information.